[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                            A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) EMERGING MARKETS
                            EQUITY SERIES
                            (formerly MFS(R) Foreign & Colonial Emerging Markets Equity Series)

MFS(R) EMERGING MARKETS EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                              INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,            Massachusetts Financial Services Company
MFS Investment Management(R)                                          500 Boylston Street
                                                                      Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                      DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;      MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company               500 Boylston Street
(video franchise)                                                     Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                                INVESTOR SERVICE
Jeffrey L. Shames*                                                    MFS Service Center, Inc.
                                                                      P.O. Box 2281
DIRECTOR OF INTERNATIONAL                                             Boston, MA 02107-9906
EQUITY RESEARCH
David A. Antonelli*                                                   For additional information,
                                                                      contact your investment professional.
TREASURER
James O. Yost*                                                        CUSTODIAN
                                                                      State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                                      WORLD WIDE WEB
Ellen Moynihan*                                                       www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


-----------------------------------------------------------------------------------------------------------
  NOT FDIC INSURED                            MAY LOSE VALUE                            NO BANK GUARANTEE
-----------------------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment --

small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series provided a total return of -4.66%, including the reinvestment of any distributions. This compares to returns of -7.99% and -9.59%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, and the Lipper Emerging Markets Portfolios Index (the Lipper Index). The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. The Lipper indices are unmanaged indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

During the first quarter of the period, the series benefited from an impressive global economic recovery that spilled over into most emerging markets. Our holdings in Southeast Asia and Latin America produced stellar results. Year to date, however, we've seen a lot of correlation between the performance of the U.S. market and emerging markets. As investors became increasingly concerned about stock valuations and whether future earnings could support those prices, we witnessed broad-based selling in emerging markets. Technology and telecommunications stocks, two of the largest sector weightings for the series, came under the most pressure. Unfortunately, some of the more liquid markets, such as South Korea and Taiwan, where the portfolio was overweighted relative to its benchmarks, were hardest hit.

Early in 2000, we began to reduce our overall positions in South Korea because many of these stocks had reached our price targets and we believed they were fairly valued following impressive results in 1999. In India, we added a number of technology, telecommunications, and financial services stocks in an effort to capitalize on what we saw as rapid growth at these companies. As prices came down in Southeast Asian markets in the second quarter, we began to increase our exposure to what we believe are high-quality companies selling at reasonable valuations, especially in the telecommunications industry. We believe to a large extent, many emerging market telecommunications companies - through their wireless, Internet, and data transmission services - have transformed themselves from slow-growth utilities into fast-growing, dynamic companies. In addition to large, established telecommunications companies, we've focused on new telecom entrants that possess innovative product lines and dynamic business plans.

Our stock selection across a broad range of countries helped performance. A particularly strong performer was Teva Pharmaceuticals, an Israeli biotechnology and health care company whose stock price surged dramatically on strong sales of its multiple sclerosis treatment Copaxone and recent approval by the Food and Drug Administration of Nabumetone, its generic form of arthritis treatment. Other strong contributors and significant holdings in the series were Li & Fung Ltd. and Dimension Data. In Hong Kong, Li & Fung benefited from surging sales and strong demand for apparel manufacturing outsourcing due to the rebounding Southeast Asian economy. South African computer services firm Dimension Data boosted series performance as the company experienced strong demand for its information technology services as well as favorable revenue and earnings growth.

Recently, we've increased the series' holdings in Taiwan because we've located what we think are some compelling growth opportunities in this country. We believe Taiwan is a very important emerging market that is slowly becoming more open to investors as it enhances its stock market technology and improves its financial reporting standards. We think these trends should help cash flows into this market. More importantly, some of the most innovative and competitive semiconductor companies in the world are located in Taiwan. In our view, companies such as Taiwan Semiconductor are well positioned to benefit from the global trend of increased spending on technology and the tremendous growth potential of the Internet and telecommunications.

Ironically, some of the industries where we see the strongest prospects for future earnings growth detracted from performance in recent months; namely, technology and telecommunications. Primarily due to concerns about high valuations, investors began to unload shares in these sectors. Along with many technology and telecommunications companies, Korea Telecom, Telefonos de Mexico, and Hyundai Electronics have experienced weakness in recent months. We believe the fundamental business outlooks for these companies are still very strong and their valuations have become more attractive.

In general, our outlook for emerging markets is positive. The prospects for global economic growth are favorable, and we expect this growth to benefit a wide range of our holdings. We also believe emerging market stock valuations are very attractive, especially given the recent pullback. In addition, the anticipated growth rates and earnings outlooks for emerging market equities appear compelling compared to those of the United States and other developed economies. From our standpoint, these markets provide some of the most interesting growth opportunities in the world, and the positive trends we've outlined could support investor interest in the region.

    Respectfully,

/s/ David Antonelli
    David A. Antonelli
    Director of International Equity Research

The committee of MFS international equity research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: October 16, 1997

Size: $1.3 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

                                                6 Months    1 Year      Life*
-------------------------------------------------------------------------------
Cumulative Total Return                           -4.66%    +7.65%    -21.00%
-------------------------------------------------------------------------------
Average Annual Total Return                        --       +7.65%     -8.35%
-------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, October 16, 1997, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 95.7%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
Argentina - 0.1%
  IMPSAT Fiber Networks, Inc. (Telecommunications)*                          106           $    1,775
-----------------------------------------------------------------------------------------------------
Brazil - 12.2%
  Banco Itau S.A. (Banks and Credit Cos.)                                108,400           $    9,529
  Caemi Mineracao e Metalurgica S.A. (Minerals)                           37,000                4,576
  Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR
    (Supermarkets)                                                           309                9,927
  Companhia Cervejaria Brahma, ADR (Beverages)                               306                5,202
  Embratel Participacoes S.A. (Telecommunications)                           517               12,214
  Petroleo Brasileiro S.A. (Oils)                                            318                9,607
  Petroleo Brasileiro S.A., Preferred (Oils)                               1,068               32,283
  Tele Celular Sul Participacoes S.A. (Telecommunications)                    10                  453
  Tele Centro Oeste Celular Participacoes S.A., ADR
    (Telecommunications)                                                   1,393               16,716
  Tele Centro Sul Participacoes S.A. (Telecommunications)                498,600                5,061
  Tele Centro Sul Participacoes S.A., ADR (Telecommunications)                76                5,553
  Tele Centro Sul Participacoes S.A., Preferred (Telecommunications)     345,500                5,001
  Tele Norte Celular Participacoes S.A., ADR (Cellular
    Telecommunications)                                                      232               11,774
  Tele Sudeste Celular Participacoes S.A (Telecommunications)                201                9,364
  Telecomunicacoes de Sao Paulo S.A. (Telecommunications)                     93                2,576
  Telemig Celular Participacoes (Cellular Telecommunications)                156               11,154
  Telesp Participacoes S.A., Preferred (Telecommunications)                  250                4,520
  Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)                     257                7,389
                                                                                           ----------
                                                                                           $  162,899
-----------------------------------------------------------------------------------------------------
China - 3.6%
  China Telecom Hong Kong Ltd. (Telecommunications)*                         121           $   21,515
  PetroChina Co. Ltd. (Oils)                                             126,000               26,186
                                                                                           ----------
                                                                                           $   47,701
-----------------------------------------------------------------------------------------------------
Croatia - 0.4%
  Pliva d.d. Co. (Medical and Health Products)*                              100                1,015
  Pliva d.d. Co., GDR (Medical and Health Products)                          414           $    4,202
                                                                                           ----------
                                                                                           $    5,217
-----------------------------------------------------------------------------------------------------
Czechoslovakia - 0.6%
  Cesky Telecom A.S. (Telecommunications)*                                   478           $    7,959
-----------------------------------------------------------------------------------------------------
Egypt - 1.0%
  Al Ahram Beverage Co. S.A., GDR (Beverages)*                               321           $    5,457
  Egypt Mobile Phone (Telecommunications)*                                   230                7,502
                                                                                           ----------
                                                                                           $   12,959
-----------------------------------------------------------------------------------------------------
Estonia - 0.6%
  AS Eesti Telekom GDR (Telephone Services)                                  385           $    7,854
-----------------------------------------------------------------------------------------------------
Finland - 0.5%
  Sonera Group PLC (Telecommunications)                                      150           $    6,900
-----------------------------------------------------------------------------------------------------
Germany - 0.1%
  Tricom S.A., ADR (Telecommunications)*                                      99           $    1,516
-----------------------------------------------------------------------------------------------------
Greece - 1.3%
  Hellenic Telecommunication Organization S.A., GDR
    (Telecommunications)                                                     450           $   11,030
  STET Hellas Telecommunications S.A., ADR
    (Telecommunications)*                                                    282                5,605
                                                                                           ----------
                                                                                           $   16,635
-----------------------------------------------------------------------------------------------------
Hong Kong - 3.9%
  China Telecom Ltd. (Telecommunications)                                  2,000           $   17,639
  HSBC Holdings (Banks)*                                                   1,200               13,740
  Li & Fung Ltd. (Consumer Products)                                       4,000               20,013
                                                                                           ----------
                                                                                           $   51,392
-----------------------------------------------------------------------------------------------------
Hungary - 0.9%
  Magyar Tavkozlesi Rt., ADR (Telecommunications)                            358           $   12,329
-----------------------------------------------------------------------------------------------------
India - 2.4%
  Infosys Technologies Ltd., ADR (Computer Software -  Services)              33           $    5,849
  Mahanagar Telephone Nigam Ltd., GDR (Telecommunications)##                 546                5,460
  Reliance Industries Ltd. (Conglomerate)##                                  433                8,985
  Satyam Infoway Ltd. (Telecommunications)*                                  107                2,381
  Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##                      637                9,714
                                                                                           ----------
                                                                                           $   32,389
-----------------------------------------------------------------------------------------------------
Israel - 3.3%
  Partner Communications Co Ltd. (Telecommunications)*                     1,159           $   11,010
  Teva Pharmaceuticals Industries Ltd. (Pharmaceuticals)                     601               33,318
                                                                                           ----------
                                                                                           $   44,328
-----------------------------------------------------------------------------------------------------
Malaysia - 2.7%
  Malaysian Pacific Industries Berhad (Electronics)                        2,000           $   20,527
  Resorts World Berhad (Entertainment)                                     1,000                2,737
  Sime Darby Berhad (Conglomerate)                                         2,000                2,569
  Telekom Malaysia Berhad (Telecommunications)                             1,000                3,447
  Unisem (M) Berhad (Electronics)                                          1,000                7,105
                                                                                           ----------
                                                                                           $   36,385
-----------------------------------------------------------------------------------------------------
Mexico - 10.2%
  Cifra S.A. de C.V. (Retail)*                                             2,509           $    5,889
  Fomento Economico Mexicano S.A. (Food and Beverage
    Products)                                                                105                4,522
  Grupo Continential, S.A. (Food and Beverage Products)                    2,395                2,434
  Grupo Financiero Banorte S.A. de C.V. (Finance)*                         3,321                4,590
  Grupo Iusacell S. A. de C. V., ADR (Telecommunications)*                   869               13,578
  Grupo Mexico, S.A. (Metals)*                                             1,196                3,366
  Grupo Modelo S.A. de C.V. (Brewery)                                      3,385                7,860
  Grupo Television S.A. de C.V., GDR (Entertainment)*                        204               14,063
  Kimberly-Clark de Mexico S.A. de C.V. (Forest and Paper
    Products)                                                              3,982               11,330
  Organiz Soriana S.A., "B" (Retail)*                                      2,729               10,870
  Telefonos de Mexico S.A., ADR (Telecommunications)                         909               51,927
  Tubos de Acero de Mexico S.A. (Steel)                                      167                2,317
  Wal-Mart de Mexico S.A. de C.V. (Retail)*                                  114                2,675
                                                                                           ----------
                                                                                           $  135,421
-----------------------------------------------------------------------------------------------------
Peru - 0.5%
  Telefonica del Peru S.A., ADR (Telecommunications)                         576           $    6,552
-----------------------------------------------------------------------------------------------------
Philippines - 0.8%
  Philippine Long Distance Telephone Co. (Utilities - Telephone)             609           $   10,810
-----------------------------------------------------------------------------------------------------
Poland - 1.7%
  Polski Koncern Naftowy S A (Oils)                                        1,210           $   11,313
  Telekomunikacja Polska S.A., GDR (Telecommunications)*                   1,700               11,645
                                                                                           ----------
                                                                                           $   22,958
-----------------------------------------------------------------------------------------------------
Russia - 2.5%
  Lukoil Oil Co., ADR (Oils)                                                 300           $   14,850
  Surgutneftegaz (Oil Services)                                            1,000               12,375
  Tatneft (Oil Services)                                                     600                5,887
                                                                                           ----------
                                                                                           $   33,112
-----------------------------------------------------------------------------------------------------
Singapore - 5.6%
  Chartered Semiconductor Manufacturing Co., ADR (Electronics)*              404           $   36,360
  Datacraft Asia Ltd. (Telecommunications)                                 3,000               26,400
  Natsteel Electronics Ltd. (Electronics)                                  4,000               12,279
                                                                                           ----------
                                                                                           $   75,039
-----------------------------------------------------------------------------------------------------
South Africa - 6.9%
  De Beers Centenary AG (Diamonds - Precious Stones)                         400           $    9,734
  De Beers Consolidated Mines Ltd. (Mining)                                  121                2,942
  Dimension Data Holdings Ltd. (Computer Services)                         2,725               22,548
  Imperial Holdings Ltd. (Conglomerate)*                                   1,015                8,264
  Liberty Life Association of Africa Ltd. (Insurance)                        730                6,945
  Nedcor Ltd. (Banks and Credit Cos.)*                                       490               10,291
  Sasol Ltd. (Oils)                                                        1,875               12,583
  South African Breweries Ltd. (Brewery)                                   1,306                9,747
  South African Breweries Ltd., ADR (Brewery)                              1,119                8,171
                                                                                           ----------
                                                                                           $   91,225
-----------------------------------------------------------------------------------------------------
South Korea - 12.5%
  Housing & Commercial Bank of Korea (Banks and Credit Cos.)                 280           $    6,555
  Hyundai Electronics Industries Co. (Electronics)                         1,870               36,900
  Korea Telecom Corp. (Telecommunications)                                   612               29,606
  Mirae Corp. (Electronics)                                                2,600               10,599
  Mirae Corp., ADR (Electronics)                                             107                  829
  Samsung Electro Mechanics Co. (Electronics)                                100                6,270
  Samsung Electronics (Electronics)                                          230               76,123
                                                                                           ----------
                                                                                           $  166,882
-----------------------------------------------------------------------------------------------------
Taiwan - 14.1%
  Acer Inc. (Computers - Micro)                                            1,444           $   13,285
  Advanced Semiconducor, Inc., GDR (Electronics)                             885               14,824
  Far Eastern Textile Ltd. (Apparel & Textiles)*                             300                3,705
  R.O.C. Taiwan Fund ( Closed-end Mutual Fund)*                            4,533               39,380
  Ritek Corp. (Computer - Software Systems)##                                618                4,820
  Siliconware Precision Inds Ltd. (Electronics)*                           2,500               23,125
  Taipei Fund (Holding Co. & Other Investments)*                               6               57,066
  Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)             802               31,078
                                                                                           ----------
                                                                                           $  187,283
-----------------------------------------------------------------------------------------------------
Thailand - 2.6%
  Hana Microelectronics Public Co. Ltd. (Electronics)                        900           $    6,667
  Total Access Communications Public Co., Ltd., ADR
    (Telecommunications)                                                   7,000               28,140
                                                                                           ----------
                                                                                           $   34,807
-----------------------------------------------------------------------------------------------------
Turkey - 2.1%
  Turkiye Garanti Bankasi (Banks and Credit Cos.)*                     1,318,429           $   15,948
  Vestel Electronic (Electronics)*                                        38,000               11,491
                                                                                           ----------
                                                                                           $   27,439
-----------------------------------------------------------------------------------------------------
United Kingdom - 1.1%
  Anglo American PLC (Metals)                                                209           $    9,932
  Anglo American PLC, ADR (Metals)                                            49                2,315
  Antofagasta Holdings PLC (Minerals)                                        523                2,809
                                                                                           ----------
                                                                                           $   15,056
-----------------------------------------------------------------------------------------------------
United States - 1.4%
  Amdocs Ltd. (Telecom Services)*                                            145           $   11,129
  Santa Fe International Corp., (Oil & Gas)                                  200                6,987
                                                                                           ----------
                                                                                           $   18,116
-----------------------------------------------------------------------------------------------------
Venezuela - 0.1%
  Mavesa S.A. (Consumer Goods and Services)                                  469           $    1,466
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,242,695)                                                 $1,274,404
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.4%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 7/03/00, at Amortized Cost                 $    19           $   18,993
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,261,688)                                            $1,293,397

Other Assets, Less Liabilities - 2.9%                                                          39,217
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,332,614
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------------------------------
JUNE 30, 2000
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,261,688)                                      $1,293,397
  Investment of cash collateral for securities loaned, at identified cost and value           209,576
  Cash                                                                                          1,399
  Foreign currency, at value (identified cost, $15,556)                                        15,299
  Receivable for investments sold                                                              43,460
  Dividends receivable                                                                          2,118
  Deferred organization expenses                                                                4,205
  Other assets                                                                                      9
                                                                                           ----------
      Total assets                                                                         $1,569,463
                                                                                           ----------
Liabilities:
  Payable for investments purchased                                                        $   23,537
  Collateral for securities loaned, at value                                                  209,576
  Payable for Series shares reacquired                                                              6
  Payable to affiliates -
    Management fee                                                                                 47
  Accrued expenses and other liabilities                                                        3,683
                                                                                           ----------
      Total liabilities                                                                    $  236,849
                                                                                           ----------
Net assets                                                                                 $1,332,614
                                                                                           ==========
Net assets consist of:
  Paid-in capital                                                                          $1,754,616
  Unrealized appreciation on investments and translation of assets and liabilities
    in foreign currencies                                                                      31,072
  Accumulated net realized loss on investments and foreign currency transactions             (441,699)
  Accumulated net investment loss                                                             (11,375)
                                                                                           ----------
      Total                                                                                $1,332,614
                                                                                           ==========
Shares of beneficial interest outstanding                                                   171,477
                                                                                            =======
Net asset value per share
  (net assets / shares of beneficial interest outstanding)                                   $7.77
                                                                                             =====

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations (Unaudited)
----------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
----------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                        $     380
    Income on securities loaned                                                           641
    Dividends                                                                           6,899
    Foreign taxes withheld                                                               (623)
                                                                                    ---------
      Total investment income                                                       $   7,297
                                                                                    ---------
  Expenses -
    Management fee                                                                  $   8,719
    Administrative fee                                                                    112
    Trustees' compensation                                                              1,090
    Shareholder servicing agent fee                                                       243
    Custodian fee                                                                       7,316
    Auditing fees                                                                      10,400
    Printing                                                                              221
    Amortization of organization expenses                                                 919
    Legal fees                                                                            789
    Miscellaneous                                                                         982
                                                                                    ---------
      Total expenses                                                                $  30,791
    Reduction of expenses by investment adviser                                       (19,247)
    Fees paid indirectly                                                                 (603)
                                                                                    ---------
      Net expenses                                                                  $  10,941
                                                                                    ---------
        Net investment loss                                                         $  (3,644)
                                                                                    ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                         $  81,607
    Foreign currency transactions                                                        (819)
                                                                                    ---------
      Net realized gain on investments and foreign currency transactions            $  80,788
                                                                                    ---------
  Change in unrealized depreciation -
    Investments                                                                     $(138,579)
    Translation of assets and liabilities in foreign currencies                          (444)
                                                                                    ---------
      Net unrealized loss on investments and foreign currency translation           $(139,023)
                                                                                    ---------
        Net realized and unrealized loss on investments and foreign currency        $ (58,235)
                                                                                    ---------
          Decrease in net assets from operations                                    $ (61,879)
                                                                                    =========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED
                                                                       JUNE 30, 2000     YEAR ENDED
                                                                         (UNAUDITED)     DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                           $   (3,644)            $    4,681
  Net realized gain (loss) on investments and foreign
    currency transactions                                                    80,788               (188,161)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                   (139,023)               650,717
                                                                         ----------             ----------
    Decrease in net assets from operations                               $  (61,879)            $ (467,237)
                                                                         ----------             ----------
Distributions declared to shareholders -
  From net investment income                                             $     --               $     (454)
                                                                         ----------             ----------
    Total distributions declared to shareholders                         $     --               $     (454)
                                                                         ----------             ----------
Net decrease in net assets from Series share transactions                $  (49,324)            $ (438,585)
                                                                         ----------             ----------
      Total increase (decrease) in net assets                            $ (111,203)            $   28,198
Net assets:
  At beginning of period                                                  1,443,817              1,415,619
                                                                         ----------             ----------
  At end of period (including accumulated net investment loss
    of $11,375 and $7,731, respectively)                                 $1,332,614             $1,443,817
                                                                         ==========             ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                 SIX MONTHS ENDED          -----------------------------------
                                                    JUNE 30, 2000            1999          1998           1997*
                                                      (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $ 8.16          $ 5.90        $ 9.00         $10.00
                                                           ------          ------        ------         ------
Income from investment operations# -
  Net investment income (loss)(S)                          $(0.02)         $ 0.02        $ 0.11         $ --  +++
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           (0.37)           2.24         (3.11)         (1.00)
                                                           ------          ------        ------         ------
    Total from investment operations                       $(0.39)         $ 2.26        $(3.00)        $(1.00)
                                                           ------          ------        ------         ------
Less distributions declared to shareholders -
  From net investment income                               $ --            $ --  +++     $(0.10)        $ --
  From paid-in capital                                       --              --            --  +++        --
                                                           ------          ------        ------         ------
    Total distributions declared to shareholders           $ --            $ --          $(0.10)        $ --
                                                           ------          ------        ------         ------
Net asset value - end of period                            $ 7.77          $ 8.16        $ 5.90         $ 9.00
                                                           ======          ======        ======         ======
Total return                                                (4.66)%         38.18%       (33.37)%       (10.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.66%+          1.57%         1.53%          1.50%+
  Net investment income (loss)                              (0.52)%+         0.35%         1.49%          0.16%+
Portfolio turnover                                             67%            148%           73%             8%
Net assets at end of period (000 omitted)                  $1,333          $1,444        $1,416         $1,357

(S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management fee. In consideration, the series pays MFS a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share would have been:

    Net investment loss                                    $(0.13)         $(0.27)       $(0.02)        $(0.15)
    Ratios (to average net assets):
      Expenses##                                             4.43%           6.09%         3.26%          5.92%+
      Net investment loss                                   (3.29)%         (4.17)%       (0.24)%        (4.26)%+
  * For the period from the commencement of the investment operations, October 16, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Markets Equity Series, (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 7 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $206,664. These loans were collateralized by cash of $209,576 which was invested in the following short-term obligations:

ISSUER                                                     SHARES          VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio               209,576      $209,576

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1999, the series, for federal income tax purposes, had a capital loss carryforward of $493,472 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2007, ($151,300), December 31, 2006, ($332,045), and December 31, 2005, ($10,127).

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the series' average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses amounted to $117,346.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $919,854 and $1,015,025, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $ 1,270,697
                                                                    -----------
Gross unrealized appreciation                                       $   148,071
Gross unrealized depreciation                                          (125,371)
                                                                    -----------
    Net unrealized appreciation                                     $    22,700
                                                                    ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                   SIX MONTHS ENDED JUNE 30, 2000      YEAR ENDED DECEMBER 31, 1999
                                   ------------------------------      ----------------------------
                                         SHARES            AMOUNT          SHARES            AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                               7,305         $  56,527          26,133         $ 163,817
Shares issued to shareholders in
  reinvestment of distributions            --                --                55               454
Shares reacquired                       (12,795)         (105,851)        (89,207)         (602,856)
                                        -------         ---------         -------         ---------
    Net decrease                         (5,490)        $ (49,324)        (63,019)        $(438,585)
                                        =======         =========         =======         =========

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series' at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $4. The series had no borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741.
                                                                VEM-3  8/00   3M